Teche HOLDING COMPANY

NYSE MKT: TSH

The SmartGrowth Bank

79 Years of Success



Results of FY 2012; 1st Half 2013
Year End September 30

Forward-Looking Statement

Teche
79 Years of Success

This presentation may contain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations, or beliefs about events or results or otherwise are not statements of historical facts, including statements related to growing our total loan pipeline, maintaining a balanced and diversified portfolio, managing interest rate risk, and increasing our market share. Although Teche Holding Company ("Teche") management believes that its expectations with respect to such forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, actual results and trends could differ materially from those set forth in such statements and there can be no assurances that we will grow our total loan pipeline, maintain a balanced and diversified portfolio, manage interest rate risk, or further increase our market share. Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, those described in the cautionary language included under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Teche's Annual Report on Form 10-K for the year ended September 30, 2012 and Teche's Quarterly Report on Form 10-Q for the quarter ended December 31, 2012, and other filings made by Teche with the Securities and Exchange Commission. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Teche

Teche
HOLDING COMPANY

NYSE MKT: TSH

The SmartGrowth Bank | **79 Years of Success**


earnings
SmartGrowth
economy

Leadership Team

Teche
79 Years of Success

Patrick O. Little
Chairman · President · Chief Executive Officer

W. Ross Little, Jr.
Sr. Vice President · Chief Retail Officer

Darryl R. Broussard
Sr. Vice President · Chief Lending Officer

J. L. Chauvin
Sr. Vice President · Chief Financial Officer

Jason P. Freyou
Sr. Vice President · Chief Operations Officer





Highlights

Teche
79 Years of Success

- New Baton Rouge Branch in Medical Center Corridor
- New Lafayette Branch in Thriving Oil Center
- Record Earnings Per Share of $3.51 in 2012
- Record Loan Production in 2012
- Record Checking Growth in 2012
- Dividend of $0.73 1HFY13
- Exceptional Job Growth in Region
- KBW Honor Roll Bank for 10 Years of Profitability

Increasing Shareholder Value

Teche
79 Years of Success

Total Return	44% in 5 Years; 98% in 10 Years
Record EPS	Last 4 Years
Consistent Dividend	Yield 3.56%
Tangible Book Value	7.1% Higher Year Over Year
Share Repurchases	Consistent; 4% LTM
ROE and ROA	9.87% and 1.00% LTM
P/TB; P/E ttm	102%; 10.0x
Insider Ownership	36%

Closing Price: 5/2/13

Earnings | Record EPS

Teche
79 Years of Success



Record EPS for 4 Years
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.53
$2.94
$1.84
$2.63
$1.61
$3.36
$1.62
$3.37
$1.59
$3.45
$1.67
$3.51
$2.24
2007
2008
2009
2010
2011
2012
2013*
1H
Fiscal Year

***Includes $0.63 per share gain on loan sale**

Earnings | Revenue

Teche
79 Years of Success



Operating Revenue
$50
$45
$40
$35
$30
$25
$20
$15
$10
In Millions
$41.7
$44.8
$45.6
$45.7
$46.6
2008
2009
2010
2011
2012
Net Interest Income
Non-Interest Income

Earnings | Growth in Dividends

Teche
79 Years of Success



FY Growth in Dividends
1H13 Dividend: $0.73; Yield: 3.56%
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.58
$0.78
$0.94
$1.10
$1.26
$1.37
$1.41
$1.42
$1.44
$1.45
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Earnings | Dividend Yield Comparison

Teche
79 Years of Success



Dividend Yield
GSBC Peer Comparison
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
Median 2.0%
3.56%
CCBG
CHFN
BXS
CSFL
STBZ
HBOS
FBMS
HOMB
SCBT
OZRK
BNCN
MSL
FFIN
IBKC
RNST
SFNC
HBHC
TSH
SBSI
TRMK

Source: SNL Financial LC
Closing Prices 5/2/13

Earnings | Price to Earnings Ratio

Teche
79 Years of Success


Price/Estimated Earnings
GSBC Peer Comparison
25.0
23.0
21.0
19.0
17.0
15.0
13.0
11.0
9.0
7.0
5.0
Median 15.2x
13.0x
HBOS
HBHC
MSL
TSH
TRMK
BNCN
SFNC
IBKC
CSFL
SCBT
HOMB
CRFN
SBSI
BXS
OZRK
RNST
FFIN
STBZ

Data NM:
CHFN, CCBG, FBMS

Source: SNL Financial LC
Closing Prices 5/2/13

Earnings | Price to Tangible Book

Teche
79 Years of Success



Price/Tangible Book
GSBC Peer Comparison
350%
300%
250%
200%
150%
100%
50%
Median 128%
102%
HBOS
FBMS
TSH
CSFL
STBZ
SFNC
BNCN
CRFN
BXS
CCBG
HBHC
MSL
TRMK
RNST
SCBT
HOMB
OZRK
FFIN

Source: SNL Financial LC
Closing Prices 5/2/13

SmartGrowth | Deposits

Teche
79 Years of Success

10 Yr. CAGR Total Deposits: 6.3%



$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success



SmartGrowth Deposits: 12.8% LTM
10 Yr. CAGR SmartGrowth Deposits: 11.4%
$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success

SmartGrowth Deposits: 12.8% LTM

10 Yr. CAGR SmartGrowth Deposits: 11.4%



$700
$600
$500
$400
$300
$200
$100
Millions
100%
79%
21%
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Deposits
Time Deposits
Total Deposits

SmartGrowth | Deposits

Teche
79 Years of Success



10 Yr. CAGR: 11.4%
Checking Up 16% LTM
Commercial Checking Growth
SmartGrowth Deposit Cost: 16bp
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
Millions
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
FY1Q
FY2Q
% of Total
8%
32%
39%
Checking
Savings
Money Market



SmartGrowth Loans | Strategy

Teche
79 Years of Success

- Focus on Commercial and Retail Loans in FY 2013
- Continue to Grow Our Total Loan Pipeline
- Maintain a Balanced and Diversified Loan Portfolio
- Manage Interest Rate Risk with Core Deposits and FHLB Advances
- Sale of $46.3 M Mortgage Loans
- Increase Value within South Louisiana's Robust Economy



SmartGrowth | Loans

Teche
79 Years of Success



Loan Sale of $46.3 M
$2.1 Pre-Tax Gain FY1Q13
Five Mortgage Loan Sales in Ten Years
Millions
$700
$600
$500
$400
$300
$200
$100
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans

Teche
79 Years of Success


10 Yr. CAGR SmartGrowth Loans: 12.0%
$700
$600
$500
$400
$300
$200
$100
Millions
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans


10 Yr. CAGR Total Loans: 6.1%
10 Yr. CAGR SmartGrowth Loans: 12.0%
Millions
$700
$600
$500
$400
$300
$200
$100
100%
74%
26%
Mar-03
Mar-04
Mar-05
Mar-06
Mar-07
Mar-08
Mar-09
Mar-10
Mar-11
Mar-12
Mar-13
SmartGrowth Loans
Conforming Mortgage Loans
Total Loans

SmartGrowth | Loans

Teche
79 Years of Success

Diversified
Low Risk
High Quality
Transparent



Total Loans
3/31/13
18%
7%
16%
26%
Commercial
Loans
33%
17%
7%
5%
3%
1%
Non-Residential RE
Residential RE
C & I
C & D
Commercial Land
Conforming Mortgages
SmartMortgages
Home Equity
Consumer
Commercial

SmartGrowth | Loans

Teche
79 Years of Success

Teche Growing Loans

Robust Loan Growth in April 2013

1.2% Increase

SmartGrowth Loans: 95%

Conforming Mortgage Loans: 5%

Strong Pipeline

More Lenders

Great Local Economy

Growing Population



Strong Asset Quality

Teche
79 Years of Success

	Teche 3/31/13	GSBC Median* 3/31/13
NPAs/Assets	0.68%	1.15%
NPLs/Loans	0.81%	1.21%
NCOs/Avg. Loans	0.25%	0.39%
ALLL/NPAs	138.95%	58.4%
ALLL/NPLs	158.54%	97.4%
OREO	0.07%	0.41%

Source: SNL

**Gulf South Bank Conference Participants*



Expansion

Teche
79 Years of Success

Supported by Capital

Stockholders Equity
In Millions



$68.0
$71.5
$75.5
$80.0
$83.5
$86.6
2008
2009
2010
2011
2012
1H13

Tangible Book Value Per Common Share



$30.37
$32.33
$34.43
$37.02
$39.29
$40.66
2008
2009
2010
2011
2012
1H13



Expansion

Teche
79 Years of Success


Teche
Mobile Banking





Supported by Technology

New Products for Commercial Customers

Remote and Mobile Access for All Customers

New Well-Integrated Core Platform

Fast, Efficient Services Supported by Technology



Expansion

Teche
79 Years of Success

Filling Footprint | Increase Market Share

New Branch: Lafayette	New Branch: Baton Rouge
Lafayette Oil Center	Medical Corridor Center
9.0% Job Growth in 2012	Large Hospital Expansion|300 Jobs
Hub of Oil and Gas Service Companies	New IBM Technology Center|800 Jobs
Robust Gulf Oil Exploration	Strong Petrochemical Industry
"Best Mid-Size City for Job Growth"…Forbes	Ranked 8th in Construction Job Growth 2011-12



LA Economic Outlook, 31st Annual Edition 2013-2014

Economy of South Louisiana

Teche
79 Years of Success



IBM
DOW
EA SPORTS
ExxonMobil
Schumachergroup
LHC
Amedisys
Celtic
NUCOR
DynamicFuels
Globalstar
STULLER
McDERMOTT
M
Bollinger
GULF ISLAND FABRICATION

Healthy and Growing

- Oil and Gas Exploration Driving Oil Service Businesses
- Low Gas Price Spurring Growth in Petrochemical Industry
- Generous Tax Incentives Attract Entertainment Business
- Solid Advanced Manufacturing with State Incentives
- Emerging Technology Industry
- National Specialty Healthcare Companies
- Robust Hospitality and Tourism Industry
- Coastal Restoration

Economy of South Louisiana

Teche
79 Years of Success



Energy | Fundamental Business

Louisiana Exports Talent and Supplies to Global Markets

Louisiana Companies Build Oil Platforms, Ships and Supply Boats

Louisiana Port Fourchon Provides Base for GOM Exploration




Economy of South Louisiana

Teche
79 Years of Success

Healthy Growth and Low Unemployment

	Record Job Growth Forecasted 2013 + 2014	Low Unemployment March 2013
Louisiana	2.6%	6.2%
Houma MSA	6.1%	4.3%
Lafayette MSA	6.8%	4.6%
Baton Rouge MSA	2.5%	6.0%



Source: Louisiana Economic Outlook
31st Annual Edition 2013-2014
U.S. Bureau of Labor Statistics

Increasing Shareholder Value

Teche
79 Years of Success

Total Return Comparison | 5 Years



Teche Holding Company - Total Return (%)
TSH (+44.22%)
GSBC - 2013 (+13.56%)
BXS (-24.51%)
IBKC (+1.58%)
HBHC (-26.99%)
SNL U.S. Bank and Thrift (-24.83%)
MSL (-23.88%)
Total Return (%)
60
40
20
0
-20
-40
-60
-80
Jul 2008
Jan 2009
Jul 2009
Jan 2010
Jul 2010
Jan 2011
Jul 2011
Jan 2012
Jul 2012
Jan 2013
TSH
GSBC
IBKC
BXS
MSL
SNL
HBHC

Source: SNL U.S. Bank and Thrift : Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks and Thrifts in SNL's coverage universe.

Closing Prices 5/7/13

Increasing Shareholder Value

Teche
79 Years of Success

Total Return	44% in 5 Years; 98% in 10 Years
Record EPS	Last 4 Years
Consistent Dividend	Yield 3.56%
Tangible Book Value	7.1% Higher Year Over Year
Share Repurchases	Consistent; 4% LTM
ROE and ROA	9.87% and 1.00% LTM
P/TB; P/E ttm	102%; 10.0x
Insider Ownership	36%

Closing Price: 5/2/13

Teche
HOLDING COMPANY
NYSE MKT: TSH

The SmartGrowth Bank | 79 Years of Success

